149 STKP

                         SUPPLEMENT DATED MARCH 1, 1998
                              TO THE PROSPECTUS OF
                           Franklin Cash Reserves Fund
                             dated November 1, 1997
                           as amended February 1, 1998

The third paragraph under the chart under "How Do I Sell Shares?" is replaced in its entirety with the following:

 The wiring of redemption proceeds is a special service that we make available whenever possible. Generally, if we receive your request in proper form before 3:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 3:00 p.m. Pacific time, the payment will be sent the second business day.

 For non retirement plan participants, payment may be transmitted by wire the same business day, if the phone request is received before 11:15 a.m. Pacific time that day. For later requests, payment will be transmitted by wire the next business day. If you anticipate requesting a same-day wire redemption over $5 million, please notify the Fund about this on the prior business day. In order to maximize efficient fund management, please request your same-day wire redemption of any size as early in the day as possible. Prior business day notification of the trade may be required.

 By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

The first paragraph under "What Distributions Might I Receive from the Fund?" is revised to read as follows: The Fund declares dividends each day that its Net Asset Value is calculated and pays them monthly. The daily allocation of net investment income begins on the day after you make an investment and continues through the day you redeem your shares or the settlement of a wire order trade.